Filed Pursuant to Rule 497(e)
File No. 333-198667

CAREY CREDIT INCOME FUND — I
Prospectus Supplement No. 8 Dated May 2, 2016
To Prospectus Dated July 31, 2015

This prospectus supplement (the “Prospectus Supplement”) is part of, and should be read in conjunction with, the prospectus of Carey Credit Income Fund — I, dated July 31, 2015 (as amended or supplemented, the “Prospectus”). Unless the context indicates otherwise, the information contained in this Prospectus Supplement supersedes the information contained in the Prospectus. Terms used but not defined in the Prospectus Supplement shall have the meanings given to them in the Prospectus. A copy of the Prospectus will be provided by Carey Credit Income Fund — I upon request.
INCREASE IN PUBLIC OFFERING PRICE
On May 2, 2016, we increased our public offering price from $25.00 per share to $25.50 per share. The increase in the public offering price will be effective as of our May 5, 2016 weekly closing and first applied to subscriptions received in good order from April 28, 2016 through May 4, 2016. In accordance with our share pricing policy as stated in the Prospectus, our Board of Trustees determined that an increase in the public offering price per share was warranted following an increase in our net asset value per share. As a result of the increase in our public offering price, the maximum sales load and net proceeds per share will be approximately $0.76 per share and $24.74 per share, respectively.

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